EXHIBIT 10.18


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated March 3, 2004 (this "Agreement"), is made by and between BIO-KEY INTERNATIONAL, INC., a Minnesota corporation, with headquarters located at 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121 (the "Company"), and each entity named on a signature page hereto (each, an "Investor") (each agreement with an Investor being deemed a separate and independent agreement between the Company and such Investor, except that each Investor acknowledges and consents to the rights granted to each other Investor under such agreement).

                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of (i) the Securities Exchange Agreement, dated as of a date even herewith, between the Investor and the Company (the "Exchange Agreement"), and (ii) the Preferred Stock (terms not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement), the Company has agreed to issue to the Investor certain convertible securities of the Company which are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

         WHEREAS, to induce the Investor to execute and deliver the Exchange Agreement the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Common Stock; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

            (a) "Investor" means the Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Common Stock, Warrants or Registrable Securities.

            (b) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.
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            (c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

            (d) "Registrable Securities" means (i) the Common Stock issuable pursuant to conversion of the Preferred Stock or dividends issued thereon, (ii) the Common Stock issuable pursuant to conversion of the Company's Series B 9% Convertible Preferred Stock or dividends issued thereon, (iii) the Common Stock issuable upon exercise of Four Million (4,000,000) warrants expiring November 26, 2006, (iv) the Common Stock issuable upon exercise of One Hundred and Thirty One Thousand, Two Hundred and Fifty (131,250) warrants expiring June 30, 2004 and (v) the Common Stock issuable upon conversion of that certain Secured Note in the principal amount of up to $2,125,000.00, dated March 3, 2004.

            (e) "Registration Statement" means a registration statement of the Company under the Securities Act other than registration statements on SEC Forms S-8, S-4 or any similar or successor forms.

         2. REGISTRATION.

            (a) INCIDENTAL REGISTRATION.

                  (i) Right to Include Common Stock. If the Company at any time proposes to register any of its shares of Common Stock or other securities convertible or exchangeable into Common Stock under the Securities Act, whether or not for sale for its own account, the Company will given written notice at least thirty (30) days prior to the anticipated effective date of the registration statement filed or to be filed in connection with such registration to all holders of Registrable Securities of its intention to issue shares of its Common Stock under the Securities Act and of such holders' rights under this
         Section 2(a). Upon the written request of any such holders of Registrable Securities made within fifteen (15) days of the date of the foregoing notice from the Company (the "Incidental Registration Inclusion Date") (which request shall specify the aggregate number of the Registrable Securities requested to be registered and will also specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an "Incidental Registration"), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; PROVIDED that (i) if, any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register the Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and (ii) if a registration requested pursuant to this
         Section 2(a) shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least twenty-five (25) days prior to the effective date of the Registration Statement filed in
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         connection with such registration, not to register such securities in connection with such registration.

                  (ii) Priority in Incidental Registrations. If a registration pursuant to Section 2(a)(i) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 2(a), exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without materially adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities, which, in the reasonable opinion of such underwriter, can be sold in the following order of priority: (A) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any; (B) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration; and (C) third, the Registrable Securities of the holder(s) of Registrable Securities requested and permitted to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (B) above, such units shall be allocated pro rata among the holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein. To the extent shares of that Common Stock to be included in the Incidental Registration must be allocated among the holders of Registrable Securities pursuant to clause (C) above, such units shall be allocated pro rata among the holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein.

                  (iii) Selection of Underwriters. If any Incidental Registration is an underwritten offering, the Company will have the right to select the investment banker(s) for the offering, which investment banker(s) will be nationally recognized, subject to the approval by the holders of a majority of the Registrable Securities, which will not be unreasonably withheld.

            (b) DEMAND REGISTRATION.

                  (i) Right to Demand Registration. Subject to Section 2(b)(ii) below, the holders of at least twenty (20%) percent (or such lesser amount of Registrable Securities then held by all holders of Registrable Securities in the aggregate) of the aggregate Registrable Securities shall be entitled to make written requests ("Demand Registration Requests") at any time and from time to time, to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act (including, but not limited to, registrations under Rule 415 promulgated under the Securities Act) (a "Demand Registration") (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holders); PROVIDED that (i) the Company may, if the Board of Directors so determines in the exercise of its reasonable judgment, that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed ninety (90) days.) Within ten (10) days after receipt of the
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         Demand Registration Request, the Company will serve written notice of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (ii) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within fifteen (15) business days after duly given to the applicable holder of the notice from the Company (such date, the "Demand Registration Inclusion Date"). All requests made pursuant to this paragraph 2(b) will specify the aggregate number of the Registrable Securities requested to be registered.

                  (ii) Priority in Demand Registrations. Except for shares of Common Stock issued upon exercise of options issued to employees and consultants of the Company or in accordance with the existing registration rights of the holders listed on Schedule A attached hereto, the Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of at least a majority of the Registrable Securities, included in such registration. If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares of stock specified by the managing underwriter that may be distributed without materially adversely affecting the price, timing or distribution of the shares of Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter can be sold in the following order of priority: (A) first, the number of Registrable Securities requested to be included in such registration, pro rata if necessary;
         (B) second, the number of shares of Common Stock requested to be included in such registration by the Company and (C) third, any other shares of Common Stock requested to be included by employees or consultants or the holders listed on Schedule A attached hereto.

                  (iii) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the party requesting such Demand Registration (and if more than one party requests such Demand Registration, the party requesting inclusion of the greater number of Registrable Securities in such offering) will have the right to select the investment banker(s), which investment banker(s) will be nationally recognized, subject to the Company's approval, which will not be unreasonably withheld.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

            (a) Prepare promptly, and file with the SEC by a date thirty (30) days following the Incidental Registration Inclusion Date or Demand Registration Inclusion Date, as applicable (the "Required Filing Date"), a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) or 2(b) above, as applicable, and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible thereafter and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earliest of (i) the date that is three (3) years after the last day of the calendar month following the month in which the Effective Date
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occurs, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

            (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

            (c) The Company shall permit a single firm of counsel designated by the Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than five (5) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. If such counsel objects, the Required Filing Date shall be extended by the number of days from the date the Registration Statement was delivered to such counsel to the date such counsel no longer objects.

            (d) Notify each Investor, such Investor's legal counsel identified to the Company (which, until further notice, shall be deemed to be Meltzer, Lippe & Goldstein, LLP, Attn: Ira R. Halperin, Esq. (the "Investor's Counsel")), and any managing underwriter immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC relating to a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration

Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investors with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than three (3) business days in advance of the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon.

            (e) Furnish to each Investor and such Investor's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

            (f) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

            (g) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

            (h) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the "OTC Bulletin Board Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the OTC Bulletin Board Market.

            (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than three (3) days after the effective date of the Registration Statement;

            (j) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the

Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

            (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

            (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

            (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            (d) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) business day periods in the aggregate during any 12-month period (the last date of such period being the "Restricted Sale Date") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect.

         5. EXPENSES OF REGISTRATION.

            (a) All reasonable expenses (other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to this Agreement (the "Registration Expenses"), including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investors (as a group and not individually), which fee shall not exceed $3,500 for a registration statement and $2,000 for each amendment thereto.

            (b) Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on
Schedule 5(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Investors holding a majority of the Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Investors set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").

Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company or the failure to comply with the plan of distribution contained in the prospectus; (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, or (IV) any violation or alleged violation by an Indemnified Person of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation under the Securities Act, the Exchange Act, or any state securities laws. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER SECURITIES ACT AND EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

            (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

            (d) at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year and
(ii) as to all other matters and actions required under Rule 144, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act in order to permit the public sale of such Registrable Securities, provided, however, counsel to Investor may provide such instructions and opinion to the transfer agent regarding the removal of the restrictive legend.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any unconverted Preferred Stock) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11. MISCELLANEOUS.

             (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

             (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Exchange Agreement, (i) if to the Company or to the Investor, to their respective address contemplated by the Exchange agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

             (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

             (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws, except to the extent that the Minnesota Business Corporation Act would apply to the Internal Corporate Governance of the Company.. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under this Agreement.

             (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known or apparent to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

             (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

             (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

             (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

             (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

             (j) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        COMPANY:

                                        BIO-KEY INTERNATIONAL, INC.



                                        By:    /s/ Gary Wendt
                                           ----------------------------------
                                        Name:  Gary Wendt
                                             ------------------------------
                                        Title: CFO
                                             ------------------------------


                                        INVESTOR:

                                        THE SHAAR FUND, LTD.



                                        By:    /s/
                                           ----------------------------------
                                        Name:  InterCaribbean Services Ltd.
                                             ------------------------------
                                        Title: Director
                                             ------------------------------

                   SCHEDULE A TO REGISTRATION RIGHTS AGREEMENT
                   -------------------------------------------


1. Warrants issued to CEO Cast, Inc. to purchase 400,000 shares of common stock.

2. Warrants issued to Punk Zeigel, Inc. to purchase 25,000 shares of common stock.